UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2005

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 303-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Actions Taken by the Compensation Committee

At its meeting on July 11, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of HomeBanc Corp. (the “Company”) took the actions described below.

Awards	under the Long-Term Incentive Plan

The Company maintains the HomeBanc Corp. Amended and Restated 2004 Long-Term Incentive Plan (the “LTIP”). The Company’s executive officers, including its Chief Executive Officer and other four most highly compensated executive officers named in the Company’s proxy statement for its 2005 annual meeting of shareholders (collectively, the “Named Executive Officers”) are eligible to receive awards under the LTIP. Effective as of July 14, 2005, the Committee granted the following restricted stock units (“RSUs”) and stock appreciation rights (“SARs”) to each of the Named Executive Officers:

Name	Title	RSUs Awarded	SARS Awarded
Patrick S. Flood	Chairman and Chief Executive Officer	21,928	7,309
Kevin D. Race	President, Chief Operating Officer and Chief Financial Officer	14,314	4,771
Dr. D. “Ike” Reighard	Executive Vice President and Chief People Officer	3,544	1,181
Dr. Paul Lopez	Executive Vice President of Business Development	5,241	1,747
Debra F. Watkins	Executive Vice President of Capital Markets	4,837	1,612

The RSUs vest in equal amounts over four years, beginning on July 14, 2006. The RSUs are subject to the terms and conditions of the LTIP, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated herein by this reference, and the Restricted Stock Unit Certificate, the form of which is filed as Exhibit 10.2 to this Current Report and incorporated herein by this reference. Each RSU award includes tandem dividend equivalent rights, which shall be paid in cash upon the payment of any cash dividends on the Company’s common stock and shall vest in the same percentage as the RSUs to which they relate.

The SARs vest in equal amounts over four years, beginning on July 14, 2006. The SARs are subject to the terms and conditions of the LTIP, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated herein by this reference, and the Restricted Stock Unit Certificate, the form of which is filed as Exhibit 10.3 to this Current Report and incorporated herein by this reference. The SARs will be settled in shares of the Company’s common stock, subject to the satisfaction of the vesting requirements described above.

Amendment to HomeBanc Corp. Sales Equity Incentive Plan

On May 25, 2005, the Company’s shareholders approved and adopted the HomeBanc Corp. Sales Equity Incentive Plan (the “Sales Equity Plan”). The purpose of the Sales Equity Plan is to link the personal interests of the mortgage bankers employed by HBMC to those of HomeBanc’s shareholders. On July 11, 2005, in accordance with authority granted to the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) under Article 9 of the Sales Equity Plan, the Compensation Committee approved and adopted an amendment to the Sales Equity Plan (the “Sales Equity Plan Amendment”) to (1) correct a scrivener’s error in Section 3.2 of the Sales Equity Plan, (2) modify the purchase date for shares of restricted stock payable under the Sales Equity Plan and (3) clarify the method for accrual and distribution of dividends on restricted stock awarded under the Sales Equity Plan. A copy of the Sales Equity Plan Amendment is attached hereto as Exhibit 10.4 and is incorporated herein by this reference.

Amendments to Aggregation Facilities

JPMorgan Chase Aggregation Facility

On July 13, 2005, JPMorgan Chase Bank, National Association (“JPMorgan”), Abetterwayhome Finance, LLC (“Finance I”) and HomeBanc Funding Corp. (“Funding I”), entered into Amendment No. 6 (the “JPMorgan Amendment”) to the Master Repurchase Agreement dated as of March 8, 2004, as amended (the “JPMorgan Aggregation Facility”) by and among JPMorgan, Finance I and Funding I. The JPMorgan Amendment extended the maturity date of the JPMorgan Aggregation Facility from July 14, 2005 to July 12, 2006. Finance I and Funding I are wholly-owned subsidiaries of HomeBanc. A copy of the JPMorgan Amendment is attached hereto as Exhibit 10.5 and is incorporated herein by this reference.

Bear Stearns Aggregation Facility

On July 13, 2005, Bear Stearns Mortgage Capital Corporation (“Bear Stearns”), Abetterwayhome Finance, LLC II (“Finance II”) and HomeBanc Funding Corp. II (“Funding II”), entered into Amendment No. 5 (the “Bear Stearns Amendment”) to the Master Repurchase Agreement dated as of April 29, 2004, as amended (the “Bear Stearns Aggregation Facility”) by and among Bear Stearns, Finance II and Funding II. The Bear Stearns Amendment extended the maturity date of the Bear Stearns Aggregation Facility from July 14, 2005 to September 12, 2005. Finance II and Funding II are wholly-owned subsidiaries of HomeBanc. A copy of the Bear Stearns Amendment is attached hereto as Exhibit 10.6 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1

HomeBanc Corp. Amended and Restated 2004 Long-Term Incentive Plan (incorporated by reference to the Company’s Registration Statement on Form

S-11 (Registration No. 333-113777) originally filed on March 19, 2004, as amended.

10.2	Form of 2005 Restricted Stock Unit Certificate (incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.3	Form of 2005 Stock Appreciation Right Award Certificate (incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.4	Amendment dated July 11, 2005 to the HomeBanc Corp. Sales Equity Incentive Plan.

10.5	Amendment No. 6 to Master Repurchase Agreement, dated as of July 13, 2005, by and among JPMorgan Chase Bank, National Association, Abetterwayhome Finance, LLC and HomeBanc Funding Corp.

10.6	Amendment No. 5 to Master Repurchase Agreement, dated as of July 13, 2005, by and among Bear Stearns Mortgage Capital Corporation, Abetterwayhome Finance, LLC II and HomeBanc Funding Corp. II.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Alana L. Griffin
Alana L. Griffin
Senior Vice President, Assistant General Counsel
& Assistant Secretary

Date: July 15, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
10.1

HomeBanc Corp. Amended and Restated 2004 Long-Term Incentive Plan (incorporated by reference to the Company’s Registration Statement on Form

S-11 (Registration No. 333-113777) originally filed on March 19, 2004, as amended.

10.2	Form of 2005 Restricted Stock Unit Certificate (incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.3	Form of 2005 Stock Appreciation Right Award Certificate (incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.4	Amendment dated July 11, 2005 to the HomeBanc Corp. Sales Equity Incentive Plan.

10.5	Amendment No. 6 to Master Repurchase Agreement, dated as of July 13, 2005, by and among JPMorgan Chase Bank, National Association, Abetterwayhome Finance, LLC and HomeBanc Funding Corp.

10.6	Amendment No. 5 to Master Repurchase Agreement, dated as of July 13, 2005, by and among Bear Stearns Mortgage Capital Corporation, Abetterwayhome Finance, LLC II and HomeBanc Funding Corp. II.